UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  January 8, 2014

Urologix, Inc.

(Exact name of Registrant as Specified in its Charter)

Minnesota

(State Or Other Jurisdiction Of Incorporation)

000-28414	41-1697237
(Commission File Number)	(I.R.S. Employer Identification No.)

14405 21st Avenue North Minneapolis, MN	55447
(Address Of Principal Executive Offices)	(Zip Code)

(763) 475-1400

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items under Sections 1 and 3 through 7 are not applicable and are therefore omitted.

ITEM 2.02	Results of Operations and Financial Condition

Urologix, Inc. (the “Company”) hereby furnishes as Exhibit 99.1 a press release issued on January 8, 2014 disclosing material non-public information regarding the Company’s preliminary revenue for the second fiscal quarter of fiscal year 2014 ended December 31, 2013 and the Company’s preliminary cash balance at December 31, 2013.

ITEM 8.01	Other Events

Through the press release issued on January 8, 2014 furnished with this Form 8-K as Exhibit 99.1, the Company also announced a strategic restructuring and withdrew its previously issued fiscal year 2014 revenue guidance.

ITEM 9.01	Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release issued by Urologix, Inc. January 8, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UROLOGIX, INC.

By:	/s/ Brian J. Smrdel
Brian J. Smrdel Chief Financial Officer

Date:  January 8, 2014